Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended August 31, 2009

Accounting Method:        ☒ Accrual Basis        ☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	☒	☐

2. Were any assets (other than inventory) sold this month?	☐	☒

3. Were all employees timely paid this month?	☒	☐

4. Are all insurance policies and operating licenses current and in effect?	☒	☐

5. Did you open any new bank accounts this month?	☐	☒

6. Did you deposit all receipts into your DIP account this month?	☒	☐

7. Have all taxes been timely paid (payroll, sales, etc.)?	☒	☐

8. Are you current on U.S. Trustee quarterly fees payments?	☒	☐

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	9/21/2009	Print Name:	Thomas G. Apel

		Signature:	/S/ Thomas G. Apel

		Title:	Chief Executive Officer

[a]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: August 2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$8,743,841	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	3,706,671		12,199,875
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	3,706,671		$12,199,875

3. Cash Disbursements
Operations	2,263,870		9,646,116
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	108,709		460,850
Other	0		0

Total Cash Disbursements	2,372,579		$10,106,966

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	1,334,092		2,092,909

5. Ending Cash Balance (to Form 2-C)	$10,077,933	(2)	$10,077,933	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance
Petty Cash		$7.06	$—	$—	$7.06
Operating/xxx4580	Bank of Oklahoma	134,337.20	(12,167.45)	(240,792.78)	(118,623.03)
					—
Eurosweep/xxx1953	Bank of Oklahoma	10,141,220.28	—	—	10,141,220.28
					—
					—
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	(9,794.22)	(9,794.22)
					—
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Utility Deposit/xxx9938	Bank of Oklahoma	65,123.40	0.00	0.00	65,123.40

TOTAL		$10,340,687.94	$(12,167.45)	$(250,587.00)	$10,077,933.49 (2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: August 1, 2009 to August 31, 2009

CASH DISBURSEMENTS DETAIL	Account No:
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$
See attached schedule

			Total Cash Disbursements		$0	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME : Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	August 31, 2009	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$7	$22
Bank of Oklahoma Eurosweep Account	10,012,803	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,123	—

Total Cash	10,077,933	7,985,024
Accounts Receivable - Sales
Pre-petition: Due from Related Entities	37,500	37,500
Pre-petition: Other Receivables	99,843	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	2,970,285	—

Total Current Post-Petition Accounts Receivable	3,107,628	3,034,045

Employee Receivables	1	—
Prepaid Expenses	266,737	280,205

Total Current Assets	13,452,299	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	5,433,210	4,595,029
Furniture and Fixtures (net of depreciation)	1,484,034	155,571
Computer Hardware (net of depreciation)	(749,425)	788,156
Software (net of depreciation)	(772,235)	18,757

Total Fixed Assets Net of Depreciation	7,412,583	7,574,514
Goodwill	9,152,249	9,152,249

Total Other Assets	16,564,833	16,726,763

Total Assets	$30,017,132	$28,026,037

Liabilities and Stockholder’s Equity
Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	$—
Post-Petition Accrued Payroll and Payroll Tax Expense	548,129	—
Interperiod over/under funding of benefit account	3,316	—
Post-Petition Accrued Property Taxes	33,380	—
Accrued Expenses (non-salary related)	20,698	—
Accrued State Income Tax (2009)	50,000	—
Accrued Professional Fees	100,000	—
Post-Petition Trade Payable	102,739	—

Total Current Post-Petition Accounts Payable	858,262	—

Total Liabilities Not Subject to Compromise	858,262	—
Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,639,690,112	1,639,832,523
Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	1,132,983	—

Total Stockholder’s Equity	(1,609,672,980)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$30,017,132	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: July 2009

(Accrual Basis)

	Jul 2009	Aug 2009	Petition To Date
Operating Revenue
Quality Control	$2,387,086	$2,564,607	$9,306,420
Professional fees	(2,881)	400	(781)
Post Closing Services	245,285	220,048	829,436
Pre-Funding	3,280	1,560	13,880
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	25	(575)	(50)
Document Retrieval	25,060	23,390	102,045
Interest Income	3,551	3,796	16,206
Late Charges	894	3	994
Quality Jobs/TIPs Income	45,827	31,298	134,766
Miscellaneous Income	2,280	(1)	2,279

Total Operating Revenue	2,710,406	2,844,526	10,405,195
Expenses
Salaries	1,244,072	1,198,697	4,796,805
Salaries - Additional Files & O/T	237,094	194,594	738,208
Benefits - 401K Matching	34,809	23,720	100,870
Employee Appreciation & Development	1,835	3,337	10,539
Employee Banquet	2,400	2,400	9,600
Contract Labor	1,920	3,680	7,840
Employee Recruitment Expense	985	529	9,481
Payroll Taxes	66,177	78,606	362,285
Payroll Processing Fee	2,170	2,186	7,683
Employee Health Insurance	255,675	227,021	908,485
Legal & Professional Fees (Ordinary Course)	3,265	6,100	14,364
Office Supplies	22,591	21,482	81,752
Copier Supplies	1,158	658	1,816
Software Expense	0	0	162
Telephone Expense	18,304	18,239	62,314
Printing	1,428	1,481	9,060
Postage	23,085	13,155	54,165
Shipping	22,431	30,083	99,724
Strategic Partners Expense	885	1,435	3,580
Insurance Expense	5,425	5,425	21,253
QC Appraisals	122,724	184,824	677,633
QC Appraisals (Contra)	(137,639)	(181,889)	(673,882)
QC Reverifications	6,462	17,069	8,202
In-File Credit Reports	9,955	21,163	43,494
Mtg. Credit Reports	78,809	6,361	302,467
Mtg. Credit Reports (Contra)	(80,610)	(4,219)	(305,320)
Outsourced External Data	22,329	20,659	88,758
Property Value Requests	0	0	0
External Collateral Reviews	(4,675)	0	(8,745)
Filing Fees	(20)	0	(20)
High Cost Check	(1,067)	(3,437)	(17,822)
Depreciation	44,093	44,246	177,253
Fares and Lodging	2,000	3,382	10,074
Meals - Travel	0	0	56
Auto Expense Reimbursement	0	87	131
Conference Expense	2,208	259	9,029
Entertainment	974	1,281	4,699
Meals & Entertainment	0	0	0
Advertising	6,694	11,283	30,173
Contributions	250	0	250
Business Promotion	0	0	13
Lease-Co Location - AT&T	5,627	5,627	22,508

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: July 2009

(Accrual Basis)

	Jul 2009	Aug 2009	Petition To Date
Physical Storage Fees	546	548	1,694
Document Recycling	7,927	6,838	28,002
Equipment Expense	25,904	19,128	87,610
Hardware & Software Maintenance	12,745	12,444	51,550
Processing & Administration Fees	0	0	931
Dues & Subscriptions	1,145	4	2,172
Miscellaneous Taxes	1,280	1,280	8,470
Miscellaneous Expense	0	0	0
Bank Account Fees	1,334	1,339	5,644
Bad Debt Expense	1,928	0	1,928
Buildings - Taxes & Insurance	8,351	8,351	33,348
Building - Maintenance & Supplies	11,665	20,168	59,071
Building - Utilities	21,253	20,645	70,252

Total Expenses Before Taxes	2,117,901	2,050,266	8,019,609

Net Income (Loss) Before Taxes	592,505	794,259	2,385,586
State Income Tax Expense	12,500	12,500	50,000
Reorganization Expenses	402,101	(74,031)	560,850

Net Income (Loss)	$177,904	$855,791	$1,774,736

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: August 1, 2009 to August 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$0	$114,595	$114,595	various	wire	$0
State	0	43,193	43,193	various	wire	0
FICA Tax Withheld	0	92,349	92,349	various	wire	0
Employer’s FICA Tax	0	92,349	92,349	various	wire	0
Unemployment Tax
Federal	0	299	299	various	wire	0
State	0	6,050	6,050	various	wire	0
Accrued Payroll Taxes [1]	26,404	6,924	0			33,328
Sales, Use & Excise Taxes	0	0	0			0
Property Taxes	25,035	8,345	0			33,380
Accrued Income Tax:
Federal	0	0	0			0
State	37,500	12,500	0			50,000
Other:	0	0	0			0
TOTALS	$88,939	$376,604	$348,835			$116,708

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
Workers’ Compensation	The Hartford	$500,000	1/1/10	1/1/10
General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10
Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10
Vehicle	N/A
Other (list):
Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: August 1, 2009 to August 31, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable
Under 30 days	$2,307,411	$
30 to 60 days	606,428		0
61 to 90 days	55,746		0
91 to 120 days	700		0
Over 120 days	0		0

Total Post Petition	2,970,285

Pre Petition Amounts	137,343

Total Accounts Receivable	$3,107,628

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,107,628

	Total Post Petition Accounts Payable		$0

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *
Venable LLP	$0	$0	$0		$0
Orrick Herrington, et al	0	0	0		0
Quinn Emmanual	0	0	0		0
Houlihan Lokey	0	208,709	108,709	6/5/09	100,000
Protiviti Inc.	0	0	0		0
U.S. Trustee	0	0	0		0
Other:	0	0	0		0

Total	$0	$208,709	$108,709		$100,000

[1]

Debtor is one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors are incurring time on behalf of both Adfitech and the other debtors. Time for these professionals has not yet been allocated between the estates. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other consolidated debtors.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Officers	various	Salary/Commission	$73,985
Officers	various	Bonus	26,614
Officers	various	401K Contribution	10,964
Officers	various	Expense Reimbursement	2,984

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: August 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

July 2009	$3,137,824
August 2009	2,372,579
September 2009

Quarterly Total	$5,510,403

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: August 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going-concern entity.

After extensive discussion and negotiation with the Official Committee of Unsecured Creditors ( the “Committee”), Adfitech and its related debtors filed an emergency motion on July 29, 2009 requesting court approval of termination of the sale process for Adfitech based upon an agreement with the Committee which had requested termination of the sale process and negotiation of a Chapter 11 plan of reorganization for Adfitech. A hearing on the motion was held on August 12, 2009, following which the court held (i) court authorization for stopping the Adfitech sale process was not required, (ii) court approval for a release by the Committee of the debtors and their officers and directors from liability relating to stopping the Adfitech sale process was not required, and (iii) allowance of fees paid or to be paid to Houlihan Lokey Howard & Zukin Capital, Inc. (“Houlihan Lokey”) required the filing of an appropriate application and notice and hearing thereon. Subsequently, Adfitech and the other debtors decided to stop the sale process for Adfitech and engage in plan negotiations with the Committee, and terminated the engagement of Houlihan Lokey.

Adfitech, (the “Committee”), and their respective advisor’s continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month and made progress in addressing the Committee’s information requests. Adfitech is moving forward with the formulation of its reorganization plan and disclosure statement.

On August 25th, 2009, Adfitech and the other debtors filed a motion to extend the exclusive periods within which the debtors may file their Chapter 11 plan or plans. The motion was granted on September 14, 2009. As a result, Adfitech’s exclusive periods within which to file a Chapter 11 plan and to solicit acceptances thereof were extended to October 28, 2009 and December 27, 2009, respectively.

During the month of August, Adfitech filed its monthly operating reports covering the period July 1- July 31st, 2009.

2009 August Disbursements Adfitech (Form 2B)

ACENITEC	150.00
Adfitech Payroll	849,367.92
ADP	2,185.74
ADP Tax/ Fed Wire	348,835.12
ADP TX	71,232.94
ADT SECURITY SERVICES	2,082.48
AFLAC	6,137.77
ALEX TRAN	34.11
ALLIANCE PLUMBING & HEATING	1,050.75
ALLSTATE APPRAISAL	375.00
AMERICAN AIRLINES	25.00
AMERICAN HERITAGE LIFE INSURANCE CO.	218.72
AMERITECH OUTDOOR CREATIONS, LLC	1,180.00
AT&T	3,088.53
AT&T - NEWARK	5,627.00
AT&T BUSINESS SERVICES	214.68
AT&T MOBILITY (CINGULAR)	1,487.83
B S A APPRAISALS	150.00
BAKER BROTHERS ELECTRIC, INC	1,794.90
Bank Fee Refund	-100.00
Bank of Oklahoma Anlaysis	1,339.19
BEE PACK INC.	1,430.95
BETTY CAGLE	525.00
BILL LEWIS APPRAISAL COMPANY	525.00
BILLING SOLUTIONS, INC.	6,421.65
BRC, LTD.	209.00
BUSINESS IMAGING SYSTEMS, INC.	8,150.10
CHASE - BANK ONE	1,651.59
CHRIS WEBER	94.75
CHRISTINE MARIE SCHWARTZ	3,680.00
CITY OF EDMOND	20,512.49
CLEAR CAPITAL	101,650.00
CLEARINGHOUSE, ATLAS# 000405390800	211.00
COLE & REED, P.C.	650.00
COLLATERAL RISK SOLUTIONS, INC.	935.00
COMFORT, INC.	4,165.09
COX COMMUNICATIONS	3,541.98
DANA STEVENS	233.90

Friday, September 25, 2009

DAVID PARMER	587.41
DISCOVER BANK	383.84
DRU W. JACOBS	998.80
EMC NATIONAL LIFE CO.	246.56
Employee Benefit Accounts	257,782.86
Employees	88,398.49
ENGLAND REFRIGERATION SERVICE, INC.	242.50
FAIRCOM CORPORATION	7,583.00
FARMER BROTHERS COFFEE	2,485.67
FEDEX	100.22
FIELD VERIFICATION ASSOCIATES	119,327.50
FORSYTHE APPRAISALS	400.00
FORT DEARBORN LIFE INSURANCE CO.	2,154.86
FOURTH DIMENSION NETWORKS CORP.	198.00
FRED WEBER	33.29
GABINO’S LAWN & LANDSCAPE	3,249.00
HECKMAN AND ASSOCIATES	1,000.00
HEDGPATH APPRAISAL COMPANY	175.00
HOULIHAN LOKEY HOWARD & ZUKIN	108,709.05
JOEL C. HALL	317.48
JOHN BAXTER	448.98
JOHN J. ROSENHAMER	400.45
JOHNSON APPRAISAL SERVICE	150.00
KATHRYN WRIGHT	2,200.93
KATHY HUFF	310.73
LANDAMERICA LENDER SERVICES/ONE STOP	17,960.00
LENDERS ONE	1,435.00
LEXIS-NEXIS	97.58
LIGHTING, INC.	346.54
LOVE, BEAL, & NIXON P.C.	916.22
MAVENT INC.	1,582.60
MCAFEE & TAFT	2,422.94
METLIFE SMALL BUSINESS CENTER	11,388.62
MIDCON DATA SERVICES, INC.	548.40
MINUTEMAN PRESS	1,480.66
MISC FEES PAYEE	30,326.00
NATIONAL REAL ESTATE INFORMATION SERVICE	41,560.00
NSTN	2,030.00
OFFICE DEPOT, INC.	75.39
OFFICE OF THE ATTORNEY GENERAL	277.84
OFFICEMAX CONTRACT, INC.	18,796.37

Friday, September 25, 2009

OKLAHOMA DEPARTMENT OF HUMAN SERVICES	751.68
OKLAHOMA DUSTERS, INC.	6,299.34
OKLAHOMA NATURAL GAS	132.33
OKLAHOMA TAX COMMISSION	197.45
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54
Postalia	10,000.00
POSTMASTER	5,000.00
PRESORT FIRST CLASS, INC.	919.23
Reconciling Item	126.00
REGIONALHELPWANTED.COM, INC.	385.00
ROBERT STEPHENS	14.30
ROBIN WILLIAMS	162.23
ROSA RESENDE	1,295.00
SAFEGUARD PROPERTIES, INC.	1,325.00
SAINTS OCCUPATIONAL HEALTH NETWORK	120.00
SAM’S CLUB	2,370.75
SAMUEL E. MEEK	1,456.78
SCSC PAINTING CO., INC.	585.00
SECONDARY MARKETING EXECUTIVE	10,208.50
SHRED-IT OKLAHOMA CITY	6,838.00
SPRINT	7,685.94
STANDLEY SYSTEMS	406.35
STEPHEN MEYER APPRAISAL	700.00
STEVE ROSENHAMER	216.63
SUN LIFE & HEALTH INSURANCE CO.	9,045.64
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	175.00
SYNERGY DATACOM	1,282.77
T E ALLEN APPRAISALS	350.00
TALX - THE WORK NUMBER	35,409.30
TERRANCE D. TEEL CPA	412.50
TG’S LASER SUPPLY & SUPPORT LTD. CO.	15,169.06
THE BRADY GROUP	1,815.00
THOMPSON WEST	20,515.13
UNITED PARCEL SERVICE	28,551.66
UNIVERSAL CREDIT SERVICES	13,247.70
VISION SERVICE PLAN OF OKLAHOMA	2,973.24
VOIDED CHECK	0.00
WILSEY MEYER EATMON TATE PLLC	3,841.60
ZEA COMPANY, INC	300.00
ZONES, INC.	1,898.35
Grand Total	$2,372,579.46

Friday, September 25, 2009